                                                                    Exhibit 99.1

                          Independent Auditors' Report


The Board of Directors
GE Financial Assurance Holdings, Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed from Toho Mutual Life Insurance Company by GE Edison Life Insurance Company, an indirect wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. related to the comprehensive transfer as of March 1, 2000. This statement of assets acquired and liabilities assumed is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement referred to above is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of assets acquired and liabilities assumed from Toho Mutual Life Insurance Company was prepared to present the assets acquired and liabilities assumed by GE Edison Life Insurance Company related to the comprehensive transfer with Toho Mutual Life Insurance Company pursuant to the transaction described in Note 1, and is not intended to be a complete presentation of either Toho Mutual Life Insurance Company or GE Edison Life Insurance Company's assets and liabilities.

In our opinion, the statement of assets acquired and liabilities assumed referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed by GE Edison Life Insurance Company related to the comprehensive transfer with Toho Mutual Life Insurance Company as of March 1, 2000, pursuant to the transaction described in Note 1, in conformity with generally accepted accounting principles.


                         /s/ KPMG LLP


Richmond, Virginia
May 5, 2000

            Statement of Assets Acquired and Liabilities Assumed from
                       Toho Mutual Life Insurance Company

                               As of March 1, 2000

                          (Dollar amounts in millions)



Assets
        Fixed maturities available-for-sale                           $    289
        Corporate and individual loans                                   4,534
        Policy loans                                                       650
        Investment in GE Financial Assurance Japan K.K.                    508
        Other invested assets                                              499
                                                                    -----------
                    Total investments                                    6,480
                                                                    -----------
        Cash                                                            13,177
        Present value of future profits                                  1,588
        Reinsurance receivable                                             346
        Other assets                                                       239
        Separate account assets                                            114
                                                                    -----------
                    Total assets                                      $ 21,944
                                                                    ===========

Liabilities
        Future annuity and contract benefits                          $ 20,685
        Liability for policy and contract claims                           396
        Other policyholder liabilities                                     352
        Accounts payable and accrued expenses                              398
        Separate account liabilities                                       114
                                                                    -----------
                    Total liabilities                                 $ 21,944
                                                                    ===========





         See accompanying notes to special purpose financial statement.

Assets Acquired and Liabilities Assumed From Toho Mutual Life Insurance Company

                  Notes to Special Purpose Financial Statement

                              As of March 1, 2000

                          (Dollar amounts in millions)

(1)  Organization and Summary of Significant Accounting Policies

     (a)  Organization and Description of Transaction

     The accompanying special purpose financial statement reflects the assets acquired and liabilities assumed by GE Financial Assurance Holdings, Inc. and its subsidiaries (the Company) in connection with the comprehensive transfer (the Transfer) of insurance policies and related assets of Toho Mutual Life Insurance Company (Toho) to the Company's wholly-owned subsidiary GE Edison Life Insurance Company (GE Edison) effective March 1, 2000.

     GE Edison had previously acquired Toho's operating infrastructure in March 1998. In June 1999, the Financial Supervisory Agency (FSA) of Japan determined that Toho's continued operation was not in the best interests of its policyholders. As a result, the FSA issued a partial business suspension order to Toho on June 4, 1999. In connection with such suspension order, the FSA appointed two independent individuals from the Japanese insurance industry and the Life Insurance Association of Japan as administrators of Toho (collectively, the Administrator).

     Under the Insurance Business Law (IBL) of Japan, the sole means for rehabilitating an insolvent insurer is through a comprehensive transfer of the insurer's insurance policies and assets to a rescuing company. The Administrator entered into an agreement with GE Edison, acting as the rescuing company, for the comprehensive transfer of Toho's insurance policies effective March 1, 2000. In conjunction with the comprehensive transfer, the Administrator restructured Toho's in-force insurance contracts. The restructured insurance contracts, which consist primarily of traditional long duration life insurance and annuity contracts, have surrender charges, reduced benefits and lower policy guarantees. As an inducement for GE Edison to become the rescuing company, Japan's Policyholder Protection Corporation (PPC) initially contributed $3,644 as part of the assets supporting Toho's restructured policies. As part of the Transfer, certain existing reinsurance, administrative services, lease and employment contracts have been terminated between GE Edison and Toho. Toho, which continues to exist as a separate and independent entity, will liquidate its remaining assets and liabilities. Such liquidation is not expected to have any impact on the Company's financial position or operations.

      The Company has accounted for the Transfer under the purchase method of accounting.

      (b)  Basis of Presentation

      The accompanying statement of assets acquired and liabilities assumed was prepared in accordance with generally accepted accounting principles in the United States (GAAP). The Transfer was based in the Japanese Yen functional currency. Amounts shown in the accompanying special purpose financial statement were translated into United States Dollars at the spot rate in effect at March 1, 2000 (Y105.64/$). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. The Company has recorded the assets acquired and liabilities assumed based on their estimated fair values according to preliminary valuations. Certain contractual settlement procedures (including the final determination of the PPC contribution amount, which is not expected to significantly differ from the initial contribution) with the Administrator and PPC have not been completed at this time. Estimated fair values may change as valuations are finalized and as contractual settlements occur.

Assets Acquired and Liabilities Assumed From Toho Mutual Life Insurance Company

                  Notes to Special Purpose Financial Statement

                              As of March 1, 2000

                          (Dollar amounts in millions)

      (c)  Investments

      GE Edison acquired a limited number of Japanese fixed maturity debt securities with the Transfer. Approximately $188 of these holdings are Japanese Government Bonds with 10-15 year maturities. The remaining holdings are primarily issued by Japanese financial institutions. The Company has designated the fixed maturities (bonds, notes, and redeemable preferred stock) acquired as available-for-sale. The fair value for fixed maturities is based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent broker-dealers.

      Corporate and individual loans are presented net of allowance for estimated uncollectible amounts.

      Policy loans are stated at their estimated fair values represented by the unpaid contractual principal balance of such loans of $682, net of allowances for estimated uncollectible amounts of $32. The allowance for uncollectible amounts represents the unpaid contractual principal and interest amounts in excess of related cash surrender values for each policy.

      Other invested assets consist of equity real estate properties of $452 located throughout Japan and $47 in equity investments in investment trust funds. Approximately 50% of the equity real estate properties are at least partially occupied as branch offices of GE Edison. Other invested assets are valued at estimated fair values.

      (d)  Present Value of Future Profits

      In conjunction with the Transfer, the Company recorded an intangible asset, representing the right to receive future gross profits arising from transferred, restructured insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), represents the actuarially determined present value of the projected future net cash flows from the transferred policies.


      (e)  Reinsurance

      Amounts due from reinsurers for incurred and estimated future claims are
reflected in the reinsurance receivable asset.   Toho had previously ceded
certain insurance contracts to GE Edison. The transferred asset of $346 offsets GE Edison's previously recorded net reinsurance liability assumed from Toho.

      In conjunction with the Transfer, and in order to limit the amount of loss retention, certain policy risks are reinsured on an excess loss coverage basis with an unrelated company. The maximum amount of individual ordinary life insurance retained by GE Edison on any one policy is approximately $2 plus 50% of the excess of the sum insured over the policy reserves. Reinsurance contracts do not relieve GE Edison from its obligations to policyholders. In the event that the reinsurer would be unable to meet its obligation, GE Edison is liable for the reinsured claims.

      (f)  Other Assets

      Other assets consist primarily of due and unpaid premiums receivable and accrued investment income.

Assets Acquired and Liabilities Assumed From Toho Mutual Life Insurance Company

                  Notes to Special Purpose Financial Statement

                              As of March 1, 2000

                          (Dollar amounts in millions)


      (g)  Separate Accounts

      The separate account assets and liabilities represent funds held for the exclusive benefit of certain group annuity and variable life policyholders. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders' equity in those assets.

      (h)  Future Annuity and Contract Benefits

      Future annuity and contract benefits consist of the liability for life insurance contracts, investment contracts and accident and health contracts. Investment contract liabilities are equal to the policyholder's current account value. The liability for life insurance and accident and health contracts is calculated based upon actuarial assumptions as to investment yields, mortality, morbidity, interest, expense, withdrawals and other assumptions based on GE Edison's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviations. Reserve interest assumptions are graded and range from 2.2% to 2.5%. The calculations of future annuity and contract benefits incorporate the restructured terms of the policy contracts.

      (i)  Liability for Policy and Contract Claims

      The liability for policy and contract claims represents the amount transferred from Toho needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before March 1, 2000. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of March 1, 2000.

      (j)  Accounts Payable and Accrued Expenses

         Accounts payable and accrued expenses include certain current tax liabilities, estimated fair value of amounts payable to brokers on interest rate swap contracts, lease deposits on real estate, and miscellaneous accrued liabilities.

      (k)  Income Taxes

      GE Edison files a separate income tax return with the National Tax Authority of Japan. Deferred taxes are determined by applying the asset and liability method of accounting for income taxes. Total deferred tax assets of $345 and total deferred tax liabilities of $326 have been reflected as other assets in the accompanying special purpose financial statement. Deferred income tax assets relate primarily to PVFP and accrued expenses. Deferred income tax liabilities relate primarily to future annuity and contract benefits. Based on an analysis of GE Edison's tax position, management believes it is more likely than not that the results of future operations will generate sufficient taxable income enabling GE Edison to realize all deferred tax assets.

      (l)  Accounting Pronouncement Not Yet Adopted

      The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (Statement 133), effective for the Company on January 1, 2001 (as amended by Statement of Financial Accounting Standards No. 137, Deferral of the Effective Date of Statement No. 133). Upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) will be recognized in the Company's consolidated balance sheet at fair value, and changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. Changes in the values of

 Assets Acquired and Liabilities Assumed From Toho Mutual Life Insurance Company

                  Notes to Special Purpose Financial Statement

                              As of March 1, 2000

                          (Dollar amounts in millions)

derivatives meeting these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of qualifying changes in fair value are to be recorded in equity pending recognition in earnings. Certain significant refinements and interpretations of Statement 133 are being deliberated by the FASB, and the effects on accounting for the Company's financial instruments will depend to some degree on the results of such deliberations. Management has not determined the total probable effects of adopting Statement 133, and does not believe that an estimate of such effects would be meaningful at this time.

(2) Investments

  (a) Corporate and Individual Loans

  At March 1, 2000, the acquired loan portfolio consisted of 482 corporate loans located throughout Japan and individual housing loans originated directly by Toho. In addition, certain individual housing and consumer loans were originated and are serviced by third party guarantors. Approximately 50,000 individual consumer loans originated throughout Japan have been transferred. Corporate loans are general unsecured obligations of corporate borrowers. Only performing corporate loans were acquired in the Transfer. Individual housing loans are loans secured by the underlying property. In most cases, performance on the loan is also guaranteed by the housing builder. Loans originated and serviced by third party guarantors represent both housing and consumer loans.

The following table summarizes corporate and individual loans:

                                               Principal        Carrying
                                                Balance          Value
                                           -------------------------------

Corporate Loans                                      $3,715         $3,518
Individual Loans:
  Housing                                             1,065            898
  Consumer                                              204            181
                                           -------------------------------
  Total                                               4,984          4,597
Less: Allowance for uncollectible amounts               --             (63)
                                           -------------------------------
  Net Amount                                         $4,984         $4,534
                                           ===============================

  The net carrying amount represents the estimated fair value of loans transferred.

  (b)  Investment in GE Financial Assurance Japan K.K.

  The Company had previously issued preferred stock and warrants of its subsidiary, GE Financial Assurance Japan K.K., to Toho. On March 1, 2000, in connection with the Transfer, the Company acquired the preferred stock and warrants held by Toho and has reflected the preferred stock and warrants as an investment in GE Financial Assurance Japan K.K. in the accompanying special purpose financial statement.

Assets Acquired and Liabilities Assumed From Toho Mutual Life Insurance Company

                  Notes to Special Purpose Financial Statement

                              As of March 1, 2000

                          (Dollar amounts in millions)

(3)  Derivative Financial Instruments

     Derivative financial instruments assumed at March 1, 2000, consisted of an estimated fair value of amounts payable on interest rate swap contracts of $136. The notional value of the swap contracts at March 1, 2000 was $10,318. These contracts require semi-annual net settlement, expire in March 2010 and have been designated as hedges of future annuity and contract benefits liabilities.